UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Earliest Event Reported): September 25, 2007
CYTRX CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-15327 (Commission File Number)	58-1642740 (I.R.S. Employer Identification No.)

11726 San Vicente Boulevard, Suite 650 Los Angeles, California (Address of Principal Executive Offices)	90049 (Zip Code)
(310) 826-5648
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
     On September 25, 2007, RXi Pharmaceuticals Corporation, or RXi, a majority-owned subsidiary of CytRx Corporation (“we,” “us,” “CytRx” or the “Company”), entered into a lease with Newgate Properties, LLC, as landlord, under which RXi will occupy approximately 2,900 square feet of office space and 2,400 square feet of laboratory space at 60 Prescott Street, Worcester, Massachusetts. The lease is for a term of approximately 20 months expiring on July 31, 2009, unless earlier terminated in accordance with the lease. RXi will have the option to occupy additional space in the building at a specified rent per square foot of such additional space.
     RXi’s base monthly rent under the lease will be approximately $15,000.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION
	By:	/s/ Mitchell K. Fogelman
Mitchell K. Fogelman
Dated: September 27, 2007		Chief Financial Officer

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